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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 13, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

CANADA                             001-15503                       N/A
(State or Other Jurisdiction of   (Commission File Number) (I.R.S. Employer
  Incorporation)                                            No Identification)


495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO,
              CANADA                                                K2K-3G1
      (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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ITEM 8.01.  OTHER EVENTS

      On October 13, 2004, Workstream Inc. (the "Company") issued a press release announcing the availability of on-demand "per-employee-per month" pricing for use of the Company's new product offering, TalentCenter. The full text of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)      Exhibits

       99.1     Press Release issued on October 13, 2004 by the Company

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WORKSTREAM INC.


Dated :  October 13, 2004                By: /s/ Michael Mullarkey
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                                             Name:  Michael Mullarkey
                                             Title: Chief Executive Officer

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                                  Exhibit Index

Exhibit No.      Description
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99.1             Press Release issued on October 13, 2004 by Workstream Inc.